Exhibit 99.3

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

PROFORMA

CONSOLIDATED

FINANCIAL STATEMENTS

September 30, 2003

Conspiracy Entertainment Holdings, Inc.

(Formerly Lance Systems, Inc.)

Proforma Consolidated Balance Sheet

	Conspiracy Entertainment Corporation September 30, 2003	Conspiracy Entertainment Holdings, Inc. September 30, 2003	Proforma Adjustments		Proforma Consolidated September 30, 2003
			DR	CR
	(unaudited)	(unaudited)			(unaudited)
	Assets
Current Assets
Cash	$152,478	$—			$152,478
Accounts Receivable, Net	4,640,597	—			4,640,597

Total Current Assets	4,793,075	—			4,793,075

Equipment, Net	59,532	—			59,532

Other Assets
Capitalized Development Costs and Licenses, Net	1,622,753	—			1,622,753
Other Assets	19,297	—			19,297

Total Other Assets	1,642,050	—			1,642,050

Total Assets	$6,494,657	$—			$6,494,657

	Liabilities and Stockholders’ Equity
Current Liabilities
Accounts Payable & Accrued Expenses	$504,831	$—			$504,831
Accounts Payable—Swing Entertainment, Inc.	4,571,353				4,571,353
Due to Related Party	262,801				262,801
Deferred Revenue	924,006				924,006
Deferred Compensation	438,900				438,900
Current Portion of Long-Term Debt	1,245,694	—			1,245,694

Total Current Liabilities	7,947,585	—			7,947,585

Long-Term Liabilities
Notes Payable	257,628	—			257,628
Convertible Notes Payable	950,000				950,000
Capital Lease Payable	38,066				38,066
Less: Current Portion of Long-Term Debt	(1,245,694)	—			(1,245,694)

Total Long-Term Liabilities	—	—			—

Stockholders’ Equity
Common Stock, Class A: Authorized 100,000,000 Shares, $.001 Par Value, 30,159,546 Shares Issued and Outstanding	—	30,159			30,159
Common Stock, Class B: Authorized 40,000,000 Shares, $.001 Par Value, 0 Shares Issued and Outstanding	—	—			—
Common Stock, Authorized 50,000 Shares, No Par Value, 23,400 Shares Issued and Outstanding	11,512	—	11,512		—
Additional Paid in Capital	22,872	494,573	513,220		4,225
Retained Earnings (Deficit)	(1,487,312)	(524,732)		524,732	(1,487,312)

Total Stockholders Equity	(1,452,928)	—			(1,452,928)

Total Liabilities and Stockholders Equity	$6,494,657	$—			$6,494,657

Conspiracy Entertainment Holdings, Inc.

(Formerly Lance Systems, Inc.)

Proforma Consolidated Statement of Operations

	Conspiracy Entertainment Corporation For January 1, 2003 through September 30, 2003	Conspiracy Entertainment Holdings, Inc. For January 1, 2003 through September 30, 2003	Proforma Adjustments		Proforma Consolidated For January 1, 2003 through September 30, 2003
			DR	CR
	(unaudited)	(unaudited)			(unaudited)
Revenues	$979,916	$—			$979,916

Cost of Sales	718,992	—			718,992

Gross Profit (Loss)	260,924	—			260,924

Operating Expenses
General & Administrative	1,374,914	230,944			1,605,858

Total Operating Expenses	(1,374,914)	(230,944)			1,605,858

Income (Loss) from Operations	(1,113,990)	(230,944)			(1,344,934)
Other Income (Expense)	2,492,491	(387)			2,492,104

Income (Loss) Before Income Taxes	1,378,501	(231,331)			1,147,170
Income Tax Expense	—	—			—

Net Income (Loss)	$1,378,501	$(231,331)			$1,147,170

Conspiracy Entertainment Holdings, Inc.

(Formerly Lance Systems, Inc.)

Notes to Pro Forma Consolidated Financial Statements

September 30, 2003

NOTE 1—Summary of Transaction

On August 11, 2003, the Company entered into an Agreement and Plan of Share Exchange between Conspiracy Entertainment Holdings, Inc. (CEHI) (formerly Lance Systems, Inc.) a public company (the Company) and Conspiracy Entertainment Corporation a private company (CEC). Pursuant to the plan, the Company canceled 114,286 shares of common stock and issued 21,552,900 shares of common stock for all of the outstanding common stock of CEC and changed its name to Conspiracy Entertainment Holdings, Inc. The reorganization was recorded as a reverse acquisition using the purchase method of accounting.

NOTE 2—Management Assumptions

The pro forma consolidated balance sheet and statements of operations assumes that the entities were together at the beginning of the period ended September 30, 2003.

The pro forma consolidated balance sheet assumes the cancellation of 114,286 shares of common stock and issuance of 21,552,900 shares of common stock and the elimination of the retained deficit of CEHI.

There are no proforma adjustments for the statement of operations.

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

PROFORMA

CONSOLIDATED

FINANCIAL STATEMENTS

December 31, 2002

Conspiracy Entertainment Holdings, Inc.

(Formerly Lance Systems, Inc.)

Proforma Consolidated Balance Sheet

	Conspiracy Entertainment Corporation December 31, 2002	Conspiracy Entertainment Holdings, Inc. December 31, 2002	Proforma Adjustments		Proforma Consolidated December 31, 2002
			DR	CR
	(unaudited)	(unaudited)			(unaudited)

Assets
Current Assets
Cash	$115,994	$—			$115,994
Prepaid Expenses and Other Current Assets	10,997				10,997
Accounts Receivable, Net	2,257,869	—			2,257,869

Total Current Assets	2,384,860	—			2,384,860
Equipment, Net	95,023	—			95,023
Other Assets
Capitalized Development Costs and Licenses, Net	1,245,524	—			1,245,524
Other Assets	19,297	—			19,297

Total Other Assets	1,264,821	—			1,264,821

Total Assets	$3,744,704	$—			$3,744,704

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts Payable & Accrued Expenses	$371,191	$300			$371,491
Accounts Payable—Swing Entertainment, Inc.	4,571,353	—			4,571,353
Due to Related Party	282,801	18,096			300,897
Deferred Revenue	708,322	—			708,322
Deferred Compensation	304,400	—			304,400
Current Portion of Long-Term Debt	313,669	—			313,669

Total Current Liabilities	6,551,736	18,396			6,570,132

Long-Term Liabilities
Convertible Notes Payable	300,000				300,000
Capital Lease Payable	38,066				38,066
Less: Current Portion of Long-Term Debt	(313,669)	—			(313,669)

Total Long-Term Liabilities	24,397	—			24,397

Stockholders’ Equity
Common Stock, Class A: Authorized 100,000,000 Shares, $.001 Par Value, 21,544,038 Shares Issued and Outstanding	—	21,544			21,544
Common Stock, Class B: Authorized 40,000,000 Shares, $.001 Par Value, 0 Shares Issued and Outstanding	—	—			—
Common Stock, Authorized 50,000 Shares, No Par Value, 23,400 Shares Issued and Outstanding	11,512	—	11,512		—
Additional Paid in Capital	22,872	253,461	281,889		(5,556)
Retained Earnings (Deficit)	(2,865,813)	(293,401)		293,401	(2,865,813)

Total Stockholders Equity	(2,831,429)	(18,396)			(2,849,825)

Total Liabilities and Stockholders Equity	$3,744,704	$—			$3,744,704

Conspiracy Entertainment Holdings, Inc.

(Formerly Lance Systems, Inc.)

Proforma Consolidated Statement of Operations

	Conspiracy Entertainment Corporation For January 1, 2002 through December 31, 2002	Conspiracy Entertainment Holdings, Inc. For January 1, 2002 through December 31, 2002	Proforma Adjustments		Proforma Consolidated For January 1, 2002 through December 31, 2002
			DR	CR
	(unaudited)	(unaudited)			(unaudited)
Revenues	$6,329,890	$—			$6,329,890

Cost of Sales	5,879,761	—			5,879,761

Gross Profit (Loss)	450,129	—			450,129

Operating Expenses General & Administrative	2,172,523	6,630			2,179,153

Total Operating Expenses	(2,172,523)	(6,630)			2,179,153

Income (Loss) from Operations	(1,722,394)	(6,630)			(1,729,024)
Other Income (Expense)	(3,701)	(1,746)			(5,447)

Income (Loss) Before Income Taxes	(1,726,095)	(8,376)			(1,734,471)
Income Tax Expense	800	—			800

Net Income (Loss)	$(1,726,895)	$(8,376)			$(1,735,271)

Conspiracy Entertainment Holdings, Inc.

(Formerly Lance Systems, Inc.)

Notes to Pro Forma Consolidated Financial Statements

December 31, 2002

NOTE 1—Summary of Transaction

On August 11, 2003, the Company entered into an Agreement and Plan of Share Exchange between Conspiracy Entertainment Holdings, Inc. (CEHI) (formerly Lance Systems, Inc.) a public company (the Company) and Conspiracy Entertainment Corporation a private company (CEC). Pursuant to the plan, the Company canceled 114,286 shares of common stock and issued 21,552,900 shares of common stock for all of the outstanding common stock of CEC and changed its name to Conspiracy Entertainment Holdings, Inc. The reorganization was recorded as a reverse acquisition using the purchase method of accounting.

NOTE 2—Management Assumptions

The pro forma consolidated balance sheet and statements of operations assumes that the entities were together at the beginning of period ended December 31, 2002.

The pro forma consolidated balance sheet assumes the cancellation of 114,286 shares of common stock and issuance of 21,552,900 shares of common stock and the elimination of the retained deficit of CEHI.

There are no proforma adjustments for the statement of operations.